UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143
                                   ----------

                    TEMPLETON GLOBAL SMALLER COMPANIES FUND
               ---------------------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS




                               [GRAPHIC OMITTED]

                                                       FEBRUARY 28, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         SEMIANNUAL REPORT AND SHAREHOLDER LETTER   |            GLOBAL
--------------------------------------------------------------------------------

                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?

                                                      Eligible shareholders can
              TEMPLETON GLOBAL                        sign up for eDelivery at
              SMALLER COMPANIES FUND                  franklintempleton.com.
                                                      See inside for details.

--------------------------------------------------------------------------------

                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)



                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Global Smaller
Companies Fund ............................................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and
Statement of Investments ..................................................   13

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   26

Shareholder Information ...................................................   35

Shareholder Letter

--------------------------------------------------------------------------------
Semiannual Report

Templeton Global Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies, as defined in the Fund's prospectus, including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Global Smaller Companies Fund's semiannual report for the period ended February 28, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Smaller Companies Fund -Class A posted a +10.80% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a +10.50% total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The global economy overcame fears of derailment generated by higher energy costs and advanced at a fair pace over the six-month period ended February 28, 2006. In the fourth quarter of 2005, gross domestic product grew at annualized rates of 5.5% in Japan, 1.6% in the U.S. and 1.2% in the euro zone. 2 Based on more recent economic indicators, the economic expansion probably accelerated in the first two months of this year.

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Sources: Economic and Social Research Institute (Japan); U.S. Bureau of Economic Analysis; Eurostat.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                            31.7%
Asia                                              31.2%
North America                                     28.1%
Australia & New Zealand                            3.0%
Middle East & Africa                               1.2%
Latin America                                      0.5%
Short-Term Investments & Other Net Assets          4.3%

Excluding the volatile energy and food sectors, inflation was relatively subdued worldwide and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate in four quarter-point increments, bringing it to 4.50%. The European Central Bank (ECB) made one increase that brought short-term rates to 2.25%, after keeping rates at historically low levels for more than two and a half years. Even after these increases, both rates remained at levels considered supportive of further economic growth.

Strong demand for oil sustained high prices during most of the reporting period, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 29% over the six-month period. 3 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. The six-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +15.23%, calculated in U.S. dollars. 4 By comparison the total return for the MSCI USA Index was +6.20%. 5 The performance of non-U.S. equity markets would have been stronger had the dollar not appreciated in value versus other major currencies. For the reporting period, the dollar rose against the British pound (+2.70%), the euro (+3.16%), the yen (+4.22%) and the Swiss franc (+4.22%). 6 However, the dollar declined versus some other currencies. For example, the dollar fell against the Brazilian real (-9.72%), the South Korean won (-6.68%), the Canadian dollar (-4.22%) and the Mexican peso (-3.27%). 6

In terms of global sector performance, as measured by the MSCI World Index, materials and financial stocks provided the strongest total returns, while energy and consumer staples provided the lowest positive returns. The telecommunication services sector was the only sector that had negative returns for the period.

3.    Source: New York Mercantile Exchange.

4. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

5. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

6.    Source: IDC/ExShare via Factset Research Systems.


4 | Semiannual Report

INVESTMENT STRATEGY

At Templeton, we take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth -- also known as its "intrinsic value." Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by evaluating future earnings and cash flow growth potential. We look to invest in those companies selling at the lowest level relative to our expectations for future earnings and cash flow. We are patient investors; our typical holding period is four to five years.

MANAGER'S DISCUSSION

Several holdings performed well during the six months under review. One example is U.S.-based Maxtor. Maxtor is a leading hard disk drive manufacturer for consumer, industrial and entertainment applications. While these drives are used primarily for personal computers, there are emerging opportunities in a variety of consumer electronic applications such as personal video recorders, set-top boxes and game consoles. We believe Maxtor is well positioned to benefit from increasing demand for hard disk storage. The stock performed well with the announced takeover bid from Seagate Technologies. We think industry consolidation has the potential to drive more favorable pricing for the company's products.

Shares of Daegu Bank, a South Korean regional bank with a strong client base in the Daegu and Kyungbuk provinces, also contributed positively to Fund performance. The bank provides various services to its clients from commercial banking to foreign exchange. The bank seemed positioned to be one of the key beneficiaries from the pickup in the domestic economy due to its large loan book of small-and-medium enterprises. Daegu Bank improved most of its operations due to the improving export environment, as well as declining credit costs as delinquency ratios fell across segments during the period.

Another top contributor to Fund performance during the period was D. Carnegie, a small-cap investment bank that operates in the Nordic capital markets. Carnegie is the leading investment banking adviser in the Nordic region. The company did well during the period, capitalizing on its leveraged business model in the strong capital market environment across the Nordic region. Based on our investment strategy, we believe Carnegie shares are attractive.

TOP 10 HOLDINGS
2/28/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
West Marine Inc., common & restricted                                       2.2%
  SPECIALTY RETAIL, U.S.
--------------------------------------------------------------------------------
Bodycote International PLC,
common & restricted                                                         2.1%
  MACHINERY, U.K.
--------------------------------------------------------------------------------
Vestas Wind Systems AS,
common & restricted                                                         2.0%
  ELECTRICAL EQUIPMENT, DENMARK
--------------------------------------------------------------------------------
D-Link Corp.                                                                1.9%
  COMMUNICATIONS EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
Vedior NV                                                                   1.8%
  COMMERCIAL SERVICES & SUPPLIES,
  NETHERLANDS
--------------------------------------------------------------------------------
Coinstar Inc.                                                               1.7%
  COMMERCIAL SERVICES & SUPPLIES, U.S.
--------------------------------------------------------------------------------
OPG Groep NV                                                                1.7%
  HEALTH CARE PROVIDERS & SERVICES,
  NETHERLANDS
--------------------------------------------------------------------------------
MDS Inc.                                                                    1.7%
  HEALTH CARE PROVIDERS & SERVICES,
  CANADA
--------------------------------------------------------------------------------
D. Carnegie & Co. AB                                                        1.6%
  CAPITAL MARKETS, SWEDEN
--------------------------------------------------------------------------------
Convergys Corp.                                                             1.6%
  IT SERVICES, U.S.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

Some of our holdings did not perform well over the six months and detracted from performance. One example is Sigmatel, a U.S.-based semiconductor company. Sigmatel designs, develops and markets proprietary analog circuits that are used in applications like MP3 audio players. Pricing pressure for low-end flash memory weighed on the company's earnings in the most recent quarter. Longer term, we believe that Sigmatel has opportunities to improve upon its business model through new product introductions and the integration of recent acquisitions. Moreover, we were attracted to the company's strong balance sheet where net cash represented over 20% of market capitalization.

Also hindering performance during the period was West Marine, the largest specialty retailer of boating supplies and equipment in the U.S. The company services the boating enthusiast, offering boating parts, hardware, electronics, apparel and safety supplies through nearly 400 retail locations in the U.S., Canada and Puerto Rico, as well as through catalog and Internet channels. The company's key competitive advantage is having a large chain of stores in the highly fragmented market of approximately 4,000 independent retailers. As the industry leader, West Marine has strong brand recognition, pricing power and leverage with its vendors. Recently, the company faced a number of issues including weak store traffic, high gas prices, one of the most intense hurricane seasons in history, and fewer volume discounts from vendors, as the company took efforts to lower inventory levels. We believe that many of these issues are short term in nature and that valuations were significantly below the stock's intrinsic value, which is consistent with our investment strategy.

Quebecor World also negatively impacted Fund performance during the reporting period. Quebecor World, a Canadian company, provides print, pre-media, logistics and distribution services to book and magazine publishers, retailers, telephone companies, and direct mail and catalog customers. Recently, overall industry conditions were difficult with too much capacity and pricing pressure. In addition, the company suffered from some underperforming European operations. The company remained an industry leader and stands to benefit from a gradual improvement in the U.S. commercial printing industry, which is closely tied to economic growth and advertising markets. At period-end, we remained comfortable with our holding for the long term.


6 | Semiannual Report

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]     /s/ Tucker Scott

                    Tucker Scott, CFA

[PHOTO OMITTED]     /s/ Cynthia Sweeting

                    Cynthia Sweeting, CFA

                    Portfolio Management Team
                    Templeton Global Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 2/28/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEMGX)                          CHANGE      2/28/06     8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.80        $9.02       $9.82
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.1440
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1052
--------------------------------------------------------------------------------
Long-Term Capital Gain              $1.3941
--------------------------------------------------------------------------------
       TOTAL                        $1.6433
--------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                            CHANGE      2/28/06     8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.81        $8.69       $9.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.0990
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1052
--------------------------------------------------------------------------------
Long-Term Capital Gain              $1.3941
--------------------------------------------------------------------------------
       TOTAL                        $1.5983
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TESGX)                          CHANGE      2/28/06     8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.80        $8.85       $9.65
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.1072
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1052
--------------------------------------------------------------------------------
Long-Term Capital Gain              $1.3941
--------------------------------------------------------------------------------
       TOTAL                        $1.6065
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TGSAX)                    CHANGE      2/28/06     8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.80        $9.04       $9.84
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.1595
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1052
--------------------------------------------------------------------------------
Long-Term Capital Gain              $1.3941
--------------------------------------------------------------------------------
       TOTAL                        $1.6588
--------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH          1-YEAR           5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +10.80%         +13.81%         + 95.86%          +123.67%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +4.42%          +7.30%         + 13.05%            +7.75%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,442         $10,730          $18,468           $21,087
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                        +12.69%         + 16.03%            +7.99%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
CLASS B                                  6-MONTH          1-YEAR           5-YEAR      INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +10.36%         +12.97%         + 88.57%           +93.00%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +6.70%          +9.23%         + 13.28%            +9.62%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,670         $10,923          $18,657           $19,300
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                        +14.86%         + 16.29%           +10.06%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH          1-YEAR           5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +10.39%         +12.84%         + 88.78%          +107.22%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +9.47%         +11.91%         + 13.55%            +7.56%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,947         $11,191          $18,878           $20,722
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                        +17.71%         + 16.54%            +7.82%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                          6-MONTH          1-YEAR           5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +10.97%         +14.10%          +98.51%          +130.18%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +10.97%         +14.10%          +14.70%            +8.69%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $11,097         $11,410          $19,851           $23,018
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                        +20.03%          +17.73%            +8.95%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS.

INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +99.41% and +7.82%.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

Your Fund's Expenses

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/05         VALUE 2/28/06    PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,108.00             $ 7.00
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,018.15             $ 6.71
------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,103.60             $10.90
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,014.43             $10.44
------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,103.90             $10.90
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,014.43             $10.44
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,109.70             $ 5.70
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,019.39             $ 5.46

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.34%; B: 2.09%; C: 2.09%; and Advisor: 1.09%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  FEBRUARY 28, 2006                 YEAR ENDED AUGUST 31,
CLASS A                                              (UNAUDITED)       2005          2004          2003        2002        2001
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............   $     9.82       $   8.69      $   7.16      $   5.82    $   6.10    $   7.30
                                                  -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .................        (0.01)          0.12          0.07          0.07        0.05        0.07
 Net realized and unrealized gains (losses) .....         0.85           2.02          1.56          1.32       (0.27)      (0.98)
                                                  -------------------------------------------------------------------------------
Total from investment operations ................         0.84           2.14          1.63          1.39       (0.22)      (0.91)
                                                  -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................        (0.14)         (0.10)        (0.10)        (0.05)      (0.06)      (0.10)
 Net realized gains .............................        (1.50)         (0.91)           --            --          --       (0.19)
                                                  -------------------------------------------------------------------------------
Total distributions .............................        (1.64)         (1.01)        (0.10)        (0.05)      (0.06)      (0.29)
                                                  -------------------------------------------------------------------------------
Redemption fees .................................           -- c           -- c          -- c          -- c        --          --
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ..................   $     9.02       $   9.82      $   8.69      $   7.16    $   5.82    $   6.10
                                                  ===============================================================================

Total return b ..................................        10.80%         26.78%        23.04%        24.09%      (3.59)%    (12.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $1,068,486       $949,606      $744,017      $691,103    $565,680    $647,893
Ratios to average net assets:
 Expenses .......................................         1.34% d,e      1.35% e       1.42% e       1.46%       1.44%       1.46%
 Net investment income ..........................        (0.21)% d       1.33%         0.91%         1.18%       0.82%       1.07%
Portfolio turnover rate .........................        21.09%         41.58%        31.69%        29.51%      25.31%      36.65%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     Annualized.

e     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 13

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS

                                                   ----------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   FEBRUARY 28, 2006                    YEAR ENDED AUGUST 31,
CLASS B                                               (UNAUDITED)      2005         2004         2003        2002         2001
                                                   ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $ 9.50        $ 8.42       $ 6.97       $ 5.70      $ 5.99      $  7.20
                                                      -------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..................       (0.04)         0.06         0.02         0.03        0.02         0.03
 Net realized and unrealized gains (losses) ......        0.83          1.95         1.52         1.27       (0.28)       (0.97)
                                                      ------------------------------------------------------------------------
Total from investment operations .................        0.79          2.01         1.54         1.30       (0.26)       (0.94)
                                                      -------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................       (0.10)        (0.02)       (0.09)       (0.03)      (0.03)       (0.08)
 Net realized gains ..............................       (1.50)        (0.91)          --           --          --        (0.19)
                                                      --------------------------------------------------------------------------
Total distributions ..............................       (1.60)        (0.93)       (0.09)       (0.03)      (0.03)       (0.27)
                                                      -------------------------------------------------------------------------
Redemption fees ..................................          -- c          -- c         -- c         -- c        --           --
                                                      -------------------------------------------------------------------------
Net asset value, end of period ...................      $ 8.69        $ 9.50       $ 8.42       $ 6.97      $ 5.70      $  5.99
                                                      =========================================================================

Total return b ...................................       10.36%        25.86%       22.23%       22.97%      (4.25)%     (13.13)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $8,306        $7,983       $4,896       $3,171      $1,409      $   333
Ratios to average net assets:
 Expenses ........................................        2.09% d,e     2.10% e      2.16% e      2.21%       2.19%        2.20%
 Net investment income (loss) ....................       (0.96)% d      0.58%        0.17%        0.43%       0.07%        0.53%
Portfolio turnover rate ..........................       21.09%        41.58%       31.69%       29.51%      25.31%       36.65%

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     Annualized.

e     Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  FEBRUARY 28, 2006                       YEAR ENDED AUGUST 31,
CLASS C                                              (UNAUDITED)       2005          2004          2003         2002         2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $  9.65        $  8.55       $  7.05       $  5.75      $  6.00      $  7.19
                                                    ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .................       (0.04)          0.06          0.02          0.02         0.01         0.02
 Net realized and unrealized gains (losses) .....        0.85           1.98          1.54          1.30        (0.26)       (0.96)
                                                    ------------------------------------------------------------------------------
Total from investment operations ................        0.81           2.04          1.56          1.32        (0.25)       (0.94)
                                                    ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................       (0.11)         (0.03)        (0.06)        (0.02)          -- f      (0.06)
 Net realized gains .............................       (1.50)         (0.91)           --            --           --        (0.19)
                                                    ------------------------------------------------------------------------------
Total distributions .............................       (1.61)         (0.94)        (0.06)        (0.02)          --        (0.25)
                                                    ------------------------------------------------------------------------------
Redemption fees .................................          -- c           -- c          -- c          -- c         --           --
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ..................     $  8.85        $  9.65       $  8.55       $  7.05      $  5.75      $  6.00
                                                    ==============================================================================

Total return b ..................................       10.39%         25.74%        22.07%        23.17%       (4.12)%     (13.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $64,498        $55,448       $30,741       $17,347      $12,894      $13,348
Ratios to average net assets:
 Expenses .......................................        2.09% d,e      2.10% e       2.17% e       2.20%        2.17%        2.20%
 Net investment income (loss) ...................       (0.96)% d       0.58%         0.16%         0.44%        0.09%        0.33%
Portfolio turnover rate .........................       21.09%         41.58%        31.69%        29.51%       25.31%       36.65%

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     Annualized.

e     Benefit of expense reduction is less than 0.01%.

f     Actual distribution from net investment income per share was $.003.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Global Smaller Companies Fund

                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    FEBRUARY 28, 2006                    YEAR ENDED AUGUST 31,
ADVISOR CLASS                                          (UNAUDITED)      2005         2004         2003         2002        2001
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $  9.84        $  8.71       $ 7.17       $ 5.84      $  6.12      $ 7.31
                                                    ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ........................           -- c         0.16         0.10         0.06         0.07        0.07
 Net realized and unrealized gains (losses) .....         0.86           2.01         1.56         1.33        (0.28)      (0.96)
                                                    ----------------------------------------------------------------------------
Total from investment operations ................         0.86           2.17         1.66         1.39        (0.21)      (0.89)
                                                    ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................        (0.16)         (0.13)       (0.12)       (0.06)       (0.07)      (0.11)
 Net realized gains .............................        (1.50)         (0.91)          --           --           --       (0.19)
                                                    ----------------------------------------------------------------------------
Total distributions .............................        (1.66)         (1.04)       (0.12)       (0.06)       (0.07)      (0.30)
                                                    ----------------------------------------------------------------------------
Redemption fees .................................           -- d           -- d         -- d         -- d         --          --
                                                    ----------------------------------------------------------------------------
Net asset value, end of period ..................      $  9.04        $  9.84       $ 8.71       $ 7.17      $  5.84      $ 6.12
                                                    =============================================================================

Total return b ..................................        10.97%         27.07%       23.30%       24.39%       (3.27)%    (12.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $48,884        $39,912       $9,329       $4,834      $10,344      $2,929
Ratios to average net assets:
 Expenses .......................................         1.09% e,f      1.10% f      1.17% f      1.21%        1.19%       1.21%
 Net investment income ..........................         0.04% e        1.58%        1.16%        1.43%        1.07%       1.10%
Portfolio turnover rate .........................        21.09%         41.58%       31.69%       29.51%       25.31%      36.65%

a     Based on average daily shares outstanding.

b     Total return is not annualized for periods less than one year.

c     Actual net investment income per share was $.002.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 94.9%
    AUSTRALIA 3.0%
    Billabong International Ltd. .................           Textiles Apparel & Luxury Goods               369,406   $    4,256,600
    Downer EDI Ltd. ..............................           Commercial Services & Supplies              2,872,999       16,744,507
    PaperlinX Ltd. ...............................               Paper & Forest Products                 5,969,799       15,069,743
                                                                                                                     --------------
                                                                                                                         36,070,850
                                                                                                                     --------------
    BAHAMAS 0.5%
  a Steiner Leisure Ltd. .........................            Diversified Consumer Services                126,500        5,392,695
                                                                                                                     --------------
    BELGIUM 1.1%
    Barco NV .....................................         Electronic Equipment & Instruments              151,370       12,705,150
                                                                                                                     --------------
    BRAZIL 0.5%
a,b Companhia de Saneamento de
    Minas Gerais, 144A ...........................                   Water Utilities                       526,500        6,248,081
                                                                                                                     --------------
    CANADA 8.4%
    Abitibi-Consolidated Inc. ....................               Paper & Forest Products                 1,922,370        6,700,629
    CAE Inc. .....................................                 Aerospace & Defense                     740,600        6,153,740
    Domtar Inc. ..................................               Paper & Forest Products                   892,900        4,833,496
  a Dorel Industries Inc., B .....................                 Household Durables                      129,400        3,833,821
  a GSI Group Inc. ...............................         Electronic Equipment & Instruments            1,253,000       16,514,540
    Legacy Hotels ................................                     Real Estate                       1,621,700       11,747,726
    Linamar Corp. ................................                   Auto Components                       690,000        8,047,267
    MDS Inc. .....................................          Health Care Providers & Services               970,300       19,643,429
  a Open Text Corp. ..............................            Internet Software & Services                 731,300       12,758,002
    Quebecor World Inc. ..........................           Commercial Services & Supplies                986,460       10,008,884
                                                                                                                     --------------
                                                                                                                        100,241,534
                                                                                                                     --------------
    CHINA 5.7%
    Bio-Treat Technology Ltd. ....................           Commercial Services & Supplies              7,564,000        5,361,233
    BYD Co. Ltd., H ..............................                Electrical Equipment                      36,000           72,158
    China Oilfield Services Ltd. .................             Energy Equipment & Services              23,400,000       12,065,043
  a China Pharmaceutical Group Ltd. ..............                   Pharmaceuticals                    26,320,000        4,885,414
    China Resources Power Co. Ltd. ...............    Independent Power Producers & Energy Traders       9,984,000        6,692,077
    People's Food Holdings Ltd. ..................                    Food Products                     26,641,000       18,882,681
  a TCL Communication Technology Holdings Ltd. ...              Communications Equipment               115,540,875        4,468,111
    TCL Multimedia Technology Holdings Ltd. ......                 Household Durables                   41,598,413        6,112,722
    Weiqiao Textile Co. Ltd. .....................           Textiles Apparel & Luxury Goods             4,107,000        6,617,405
  b Weiqiao Textile Co. Ltd., 144A ...............           Textiles Apparel & Luxury Goods             1,290,500        2,079,319
                                                                                                                     --------------
                                                                                                                         67,236,163
                                                                                                                     --------------
   DENMARK 2.0%
  a Vestas Wind Systems AS .......................                Electrical Equipment                     955,140       20,029,418
a,b Vestas Wind Systems AS, 144A .................                Electrical Equipment                     166,580        3,493,206
                                                                                                                     --------------
                                                                                                                         23,522,624
                                                                                                                     --------------


                                                          Semiannual Report | 17

Templeton Global Smaller Companies Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    FINLAND 1.7%
    Amer Sports OYJ ..............................           Leisure Equipment & Products                  569,700   $   11,920,395
    Huhtamaki OYJ ................................              Containers & Packaging                     444,900        8,248,218
                                                                                                                     --------------
                                                                                                                         20,168,613
                                                                                                                     --------------
    GERMANY 2.2%
    Celesio AG ...................................         Health Care Providers & Services                151,000       14,018,916
    Vossloh AG ...................................                     Machinery                           236,430       12,284,490
                                                                                                                     --------------
                                                                                                                         26,303,406
                                                                                                                     --------------
    HONG KONG 6.3%
    Asia Satellite Telecommunications
      Holdings Ltd. ..............................      Diversified Telecommunication Services           3,454,500        5,922,293
    Dah Sing Financial Group .....................                 Commercial Banks                      1,280,000        8,959,068
    Fountain Set Holdings Ltd. ...................          Textiles Apparel & Luxury Goods             15,038,000        6,735,935
    Giordano International Ltd. ..................                 Specialty Retail                     14,531,348        7,726,501
    Hang Lung Group Ltd. .........................                    Real Estate                        1,665,000        3,680,708
    Hopewell Holdings Ltd. .......................           Transportation Infrastructure               2,982,000        8,360,263
    Hung Hing Printing Group Ltd. ................              Containers & Packaging                  20,862,508       13,849,266
    Ngai Lik Industrial Holding Ltd. .............                Household Durables                    13,886,000        2,058,392
    Techtronic Industries Co. Ltd. ...............                Household Durables                     2,869,242        4,974,420
    Yue Yuen Industrial Holdings Ltd. ............          Textiles Apparel & Luxury Goods              4,196,500       13,009,342
                                                                                                                     --------------
                                                                                                                         75,276,188
                                                                                                                     --------------
    INDIA 1.9%
  b Gail India Ltd., GDR, 144A ...................                  Metals & Mining                        264,710        9,939,860
    Housing Development Finance Corp. Ltd. .......            Thrifts & Mortgage Finance                   393,766       12,058,445
                                                                                                                     --------------
                                                                                                                         21,998,305
                                                                                                                     --------------
    INDONESIA 0.5%
    PT Indosat Tbk ...............................      Diversified Telecommunication Services           9,955,000        5,691,669
                                                                                                                     --------------
    ISRAEL 1.2%
  a Orbotech Ltd. ................................        Electronic Equipment & Instruments               614,700       14,648,301
                                                                                                                     --------------
    JAPAN 3.4%
    Meitec Corp. .................................          Commercial Services & Supplies                 304,100       10,507,493
    Nichii Gakkan Co. ............................         Health Care Providers & Services                312,700        6,806,928
    Sangetsu Co. Ltd. ............................                Household Durables                       186,800        5,131,292
    Sohgo Security Services Co. Ltd. .............          Commercial Services & Supplies               1,127,400       18,445,088
                                                                                                                     --------------
                                                                                                                         40,890,801
                                                                                                                     --------------
    LUXEMBOURG 0.5%
  a Thiel Logistik AG ............................                    IT Services                        1,517,100        6,240,230
                                                                                                                     --------------
    NETHERLANDS 7.2%
    Aalberts Industries NV .......................             Industrial Conglomerates                    103,969        7,406,433
    Arcadis NV ...................................            Construction & Engineering                   267,162        9,953,871
  a Draka Holding NV .............................               Electrical Equipment                      193,464        3,446,022
a,b Draka Holding NV, 144A .......................               Electrical Equipment                      135,422        2,412,166
    Imtech NV ....................................            Construction & Engineering                   227,460        9,516,028


18 | Semiannual Report

Templeton Global Smaller Companies Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    NETHERLANDS (CONTINUED)
    OPG Groep NV .................................        Health Care Providers & Services                 233,620   $   20,332,940
    SBM Offshore NV ..............................          Energy Equipment & Services                    117,680       11,603,139
    Vedior NV ....................................         Commercial Services & Supplies                1,104,630       20,874,372
                                                                                                                     --------------
                                                                                                                         85,544,971
                                                                                                                     --------------
    NORWAY 1.7%
    Norske Skogindustrier ASA ....................            Paper & Forest Products                      428,000        6,407,423
  b Norske Skogindustrier ASA, 144A ..............            Paper & Forest Products                      183,426        2,746,000
    Prosafe ASA ..................................          Energy Equipment & Services                    215,450       10,698,172
                                                                                                                     --------------
                                                                                                                         19,851,595
                                                                                                                     --------------
    RUSSIA 0.4%
a,b Pyaterochka Holding NV, GDR, 144A ............            Food & Staples Retailing                     310,112        4,936,983
                                                                                                                     --------------
    SINGAPORE 1.3%
    Huan Hsin Holdings Ltd. ......................       Electronic Equipment & Instruments              6,101,000        2,011,732
    Venture Corp. Ltd. ...........................       Electronic Equipment & Instruments              1,700,000       13,725,732
    Want Want Holdings Ltd. ......................                 Food Products                            99,500          125,370
                                                                                                                     --------------
                                                                                                                         15,862,834
                                                                                                                     --------------
    SOUTH KOREA 4.9%
    Bank of Pusan ................................                Commercial Banks                       1,416,940       18,897,397
    Dae Duck Electronics Co. Ltd. ................       Electronic Equipment & Instruments              1,221,875       10,595,456
    Daegu Bank Co. Ltd. ..........................                Commercial Banks                       1,132,530       17,728,585
    Halla Climate Control Corp. ..................                Auto Components                        1,104,000       10,516,993
    Sindo Ricoh Co. ..............................               Office Electronics                         22,000        1,002,575
                                                                                                                     --------------
                                                                                                                         58,741,006
                                                                                                                     --------------
    SWEDEN 1.6%
    D. Carnegie & Co. AB .........................                Capital Markets                        1,132,536       19,178,302
                                                                                                                     --------------
    SWITZERLAND 3.3%
    Gurit Heberlein AG, Br. ......................                   Chemicals                               8,517        8,862,407
  a Kuoni Reisen Holding AG, B ...................         Hotels, Restaurants & Leisure                    12,720        5,439,793
    SIG Holding AG ...............................                   Machinery                              32,580        7,227,306
    Verwaltungs-und Privat-Bank AG ...............                Capital Markets                           63,038       11,677,263
    Vontobel Holding AG ..........................                Capital Markets                          160,170        6,336,959
                                                                                                                     --------------
                                                                                                                         39,543,728
                                                                                                                     --------------
    TAIWAN 4.6%
    AcBel Polytech Inc. ..........................              Electrical Equipment                    15,465,290        7,148,714
    D-Link Corp. .................................            Communications Equipment                  19,905,100       22,818,438
    Fu Sheng Industrial Co. Ltd. .................            Industrial Conglomerates                   8,658,360       10,592,653
    Giant Manufacturing Co. Ltd. .................          Leisure Equipment & Products                 3,682,000        6,921,372
    Taiwan Fu Hsing ..............................               Building Products                       6,059,180        6,572,569
                                                                                                                     --------------
                                                                                                                         54,053,746
                                                                                                                     --------------


                                                          Semiannual Report | 19

Templeton Global Smaller Companies Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    THAILAND 2.6%
    BEC World Public Co. Ltd., fgn. ..............                         Media                        15,103,200   $    5,058,858
    Glow Energy Public Co. Ltd., fgn. ............     Independent Power Producers & Energy Traders      4,900,700        3,289,271
  b Glow Energy Public Co. Ltd., fgn., 144A ......     Independent Power Producers & Energy Traders     12,056,200        8,091,926
  a Total Access Communication Public Co. Ltd. ...          Wireless Telecommunication Services          4,179,600       14,628,600
                                                                                                                     --------------
                                                                                                                         31,068,655
                                                                                                                     --------------
    UNITED KINGDOM 9.2%
    Bodycote International PLC ...................                       Machinery                       4,450,330       20,337,212
  b Bodycote International PLC, 144A .............                       Machinery                       1,075,082        4,912,932
    Burberry Group PLC ...........................            Textiles Apparel & Luxury Goods              804,310        6,469,255
  a Cambridge Antibody Technology Group PLC ......                     Biotechnology                       553,100        7,490,528
    DS Smith PLC .................................                Containers & Packaging                 3,902,900       12,187,058
    DX Services PLC ..............................                Air Freight & Logistics                3,509,910       18,748,855
    Electrocomponents PLC ........................          Electronic Equipment & Instruments             360,000        1,821,964
    Game Group PLC ...............................                   Specialty Retail                   11,430,900       16,042,125
    John Wood Group PLC ..........................              Energy Equipment & Services              2,861,570       11,922,284
    Yule Catto & Company PLC .....................                       Chemicals                       2,090,510        9,938,321
                                                                                                                     --------------
                                                                                                                        109,870,534
                                                                                                                     --------------
    UNITED STATES 19.2%
  a Agile Software Corp. .........................                       Software                        1,759,250       12,209,195
  a BearingPoint Inc. ............................                      IT Services                      1,141,250       10,168,537
    Blockbuster Inc., A ..........................                   Specialty Retail                    2,410,730        9,329,525
    Central Parking Corp. ........................            Commercial Services & Supplies               815,400       13,291,020
  a Coinstar Inc. ................................            Commercial Services & Supplies               795,880       20,533,704
  a Convergys Corp. ..............................                      IT Services                      1,091,490       18,959,181
  a Input/Output Inc. ............................              Energy Equipment & Services              1,123,680        8,495,021
    Irwin Financial Corp. ........................                   Commercial Banks                      598,170       11,987,327
  a K2 Inc. ......................................             Leisure Equipment & Products                774,200        8,825,880
  a Maxtor Corp. .................................                Computers & Peripherals                1,572,030       15,091,488
    Pier 1 Imports Inc. ..........................                   Specialty Retail                    1,480,520       15,589,876
  a Scholastic Corp. .............................                         Media                           157,400        4,630,708
  a Seitel Inc. ..................................              Energy Equipment & Services              3,575,920        8,939,800
a,c Sharper Image Corp. ..........................                   Specialty Retail                      937,400       11,061,320
  a Sigmatel Inc. ................................       Semiconductors & Semiconductor Equipment        1,370,840       14,736,530
    Tredegar Corp. ...............................               Industrial Conglomerates                1,110,680       18,326,220
a,c West Marine Inc. .............................                   Specialty Retail                    1,991,430       25,629,703
                                                                                                                     --------------
                                                                                                                        227,805,035
                                                                                                                     --------------
    TOTAL COMMON STOCKS
      (COST $861,847,814)                                                                                             1,129,091,999
                                                                                                                     --------------
    PREFERRED STOCK (COST $1,139,744) 0.8%
    GERMANY 0.8%
    Hugo Boss AG, pfd. ...........................            Textiles Apparel & Luxury Goods              250,980        9,943,443
                                                                                                                     --------------


20 | Semiannual Report

Templeton Global Smaller Companies Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 4.0%
  d Federal Home Loan Bank, 3/01/06 ..............                                                    $28,015,000    $   28,015,000
  d U.S. Treasury Bill, 3/30/06 ..................                                                     20,000,000        19,930,720
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS
      (COST $47,941,531) .........................                                                                       47,945,720
                                                                                                                     --------------
    TOTAL INVESTMENTS
      (COST $910,929,089) 99.7% ..................                                                                    1,186,981,162
    OTHER ASSETS, LESS LIABILITIES 0.3% ..........                                                                        3,192,090
                                                                                                                     --------------
    NET ASSETS 100.0% ............................                                                                   $1,190,173,252
                                                                                                                     ==============

SELECTED PORTFOLIO ABBREVIATIONS

GDR - Global Depository Receipt

a     Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the aggregate value of these securities was $44,860,473, representing 3.77% of net assets.

c     See Note 8 regarding holdings of 5% voting securities.

d     The security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 21

Templeton Global Smaller Companies Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers
                                                                 $  864,755,596
  Cost - Non-controlled affiliated issuers (Note 8) .........        46,173,493
                                                                 --------------
  Total cost of Investments .................................    $  910,929,089
                                                                 ==============
  Value - Unaffiliated issuers ..............................    $1,150,290,139
  Value - Non-controlled affiliated issuers (Note 8) ........        36,691,023
                                                                 --------------
  Total value of Investments ................................     1,186,981,162
 Cash .......................................................           740,846
 Foreign currency, at value (cost $1,886,155) ...............         2,177,048
 Receivables:
  Investment securities sold ................................           933,331
  Capital shares sold .......................................         2,819,327
  Dividends and interest ....................................         1,709,346
                                                                 --------------
        Total assets ........................................     1,195,361,060
                                                                 --------------
Liabilities:
 Payables:
  Investment securities purchased ...........................         2,046,970
  Capital shares redeemed ...................................         1,646,694
  Affiliates ................................................         1,209,230
 Accrued expenses and other liabilities .....................           284,914
                                                                 --------------
        Total liabilities ...................................         5,187,808
                                                                 --------------
           Net assets, at value .............................    $1,190,173,252
                                                                 ==============
Net assets consist of:
 Paid-in capital ............................................    $  863,607,053
 Distributions in excess of net investment income ...........       (10,836,528)
 Net unrealized appreciation (depreciation) .................       276,377,192
 Accumulated net realized gain (loss) .......................        61,025,535
                                                                 --------------
           Net assets, at value .............................    $1,190,173,252
                                                                 ==============


22 | See notes to financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006 (unaudited)

CLASS A:
 Net assets, at value .......................................................   $1,068,485,573
                                                                                ==============
 Shares outstanding .........................................................      118,426,031
                                                                                ==============
 Net asset value per share a ................................................   $         9.02
                                                                                ==============
 Maximum offering price per share (net asset value per share / 94.25%) ......   $         9.57
                                                                                ==============
CLASS B:
 Net assets, at value .......................................................   $    8,305,543
                                                                                ==============
 Shares outstanding .........................................................          955,579
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $         8.69
                                                                                ==============
CLASS C:
 Net assets, at value .......................................................   $   64,497,895
                                                                                ==============
 Shares outstanding .........................................................        7,290,655
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $         8.85
                                                                                ==============
ADVISOR CLASS:
 Net assets, at value .......................................................   $   48,884,241
                                                                                ==============
 Shares outstanding .........................................................        5,407,825
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $         9.04
                                                                                ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 23

Templeton Global Smaller Companies Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $456,623) ..................................   $  5,276,841
 Interest (net of foreign taxes of $706) .......................................        823,972
 Other income ..................................................................          8,176
                                                                                   ------------
        Total investment income ................................................      6,108,989
                                                                                   ------------
Expenses:
 Management fees (Note 3a) .....................................................      4,052,867
 Administrative fees (Note 3b) .................................................        677,971
 Distribution fees (Note 3c)
  Class A ......................................................................      1,210,320
  Class B ......................................................................         39,115
  Class C ......................................................................        291,985
 Transfer agent fees (Note 3e) .................................................        691,379
 Custodian fees (Note 4) .......................................................        238,345
 Reports to shareholders .......................................................         65,253
 Registration and filing fees ..................................................         87,713
 Professional fees .............................................................         21,854
 Trustees' fees and expenses ...................................................         81,643
        Total expenses .........................................................      7,458,445
                                                                                   ------------
        Expense reductions (Note 4) ............................................         (7,965)
                                                                                   ------------
           Net expenses ........................................................      7,450,480
                                                                                   ------------
              Net investment income (loss) .....................................     (1,341,491)
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $510,337) ...............................    109,618,449
  Foreign currency transactions ................................................       (136,578)
                                                                                   ------------
    Net realized gain (loss) ...................................................    109,481,871
                                                                                   ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................      7,129,449
  Translation of assets and liabilities denominated in foreign currencies ......         24,763
                                                                                   ------------
    Net change in unrealized appreciation (depreciation) .......................      7,154,212
                                                                                   ------------
Net realized and unrealized gain (loss) ........................................    116,636,083
                                                                                   ------------
Net increase (decrease) in net assets resulting from operations ................   $115,294,592
                                                                                   ============


24 | See notes to financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                -----------------------------------
                                                                                                SIX MONTHS ENDED
                                                                                                FEBRUARY 28, 2006     YEAR ENDED
                                                                                                    (UNAUDITED)     AUGUST 31, 2005
                                                                                                -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................................      $   (1,341,491)      $   12,312,232
  Net realized gain (loss) from investments and foreign currency transactions ............         109,481,871          137,566,126
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies, and deferred taxes .........           7,154,212           62,531,568
                                                                                                -----------------------------------
        Net increase (decrease) in net assets resulting from operations ..................         115,294,592          212,409,926
                                                                                                -----------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..............................................................................         (14,072,204)          (8,990,630)
    Class B ..............................................................................             (84,075)             (10,120)
    Class C ..............................................................................            (638,278)            (103,440)
    Advisor Class ........................................................................            (661,196)            (177,563)
  Net realized gains:
    Class A ..............................................................................        (152,288,253)         (78,639,477)
    Class B ..............................................................................          (1,295,699)            (586,834)
    Class C ..............................................................................          (9,289,589)          (3,462,049)
    Advisor Class ........................................................................          (6,553,403)          (1,223,672)
                                                                                                -----------------------------------
 Total distributions to shareholders .....................................................        (184,882,697)         (93,193,785)
                                                                                                -----------------------------------
 Capital share transactions: (Note 2)
    Class A ..............................................................................         181,409,845           96,033,384
    Class B ..............................................................................             927,214            2,234,294
    Class C ..............................................................................          12,976,723           19,437,641
    Advisor Class ........................................................................          11,497,448           27,042,122
                                                                                                -----------------------------------
 Total capital share transactions ........................................................         206,811,230          144,747,441
                                                                                                -----------------------------------
 Redemption fees .........................................................................               1,752                1,823
                                                                                                -----------------------------------
          Net increase (decrease) in net assets ..........................................         137,224,877          263,965,405
Net assets:
 Beginning of period .....................................................................       1,052,948,375          788,982,970
                                                                                                -----------------------------------
 End of period ...........................................................................      $1,190,173,252       $1,052,948,375
                                                                                                ===================================
Undistributed net investment income (distributions in excess of net investment income)
 included in net assets:
 End of period ...........................................................................      $  (10,836,528)      $    5,960,716
                                                                                                ===================================


                     Semiannual Report | See notes to financial statements. | 25

Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Government agency securities are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability


26 | Semiannual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

(including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 27

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES AND DEFERRED TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


28 | Semiannual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2006, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                            -----------------------------------------------------------------
                                                  SIX MONTHS ENDED                       YEAR ENDED
                                                  FEBRUARY 28, 2006                    AUGUST 31, 2005
                                            -----------------------------------------------------------------
                                               SHARES           AMOUNT             SHARES          AMOUNT
                                            -----------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...........................     13,644,574     $ 120,671,368        17,204,944     $ 160,106,256
 Shares issued in reinvestment of
  distributions ........................     17,755,401       146,536,411         9,113,379        77,203,673
 Shares redeemed .......................     (9,689,660)      (85,797,934)      (15,201,767)     (141,276,545)
                                            -----------------------------------------------------------------
 Net increase (decrease) ...............     21,710,315     $ 181,409,845        11,116,556     $  96,033,384
                                            =================================================================
CLASS B SHARES:
 Shares sold ...........................        114,318     $     976,515           337,187     $   3,006,475
 Shares issued in reinvestment of
  distributions ........................        150,687         1,202,126            64,007           527,747
 Shares redeemed .......................       (149,309)       (1,251,427)         (142,953)       (1,299,928)
                                            -----------------------------------------------------------------
 Net increase (decrease) ...............        115,696     $     927,214           258,241     $   2,234,294
                                            =================================================================
CLASS C SHARES:
 Shares sold ...........................      1,736,739     $  15,021,660         2,667,404     $  24,455,155
 Shares issued in reinvestment of
  distributions ........................        863,404         7,009,216           329,414         2,754,726
 Shares redeemed .......................     (1,053,359)       (9,054,153)         (848,595)       (7,772,240)
                                            -----------------------------------------------------------------
 Net increase (decrease) ...............      1,546,784     $  12,976,723         2,148,223     $  19,437,641
                                            =================================================================


                                                          Semiannual Report | 29

Templeton Global Smaller Companies Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                            --------------------------------------------------------------
                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                  FEBRUARY 28, 2006                 AUGUST 31, 2005
                                            --------------------------------------------------------------
                                               SHARES          AMOUNT            SHARES          AMOUNT
                                            --------------------------------------------------------------
ADVISOR CLASS SHARES:
 Shares sold ...........................      2,568,866     $ 22,100,000        3,133,170     $ 28,520,085
 Shares issued in reinvestment of
  distributions ........................        440,087        3,637,268          116,823          991,141
 Shares redeemed .......................     (1,657,707)     (14,239,820)        (264,671)      (2,469,104)
                                            --------------------------------------------------------------
 Net increase (decrease) ...............      1,351,246     $ 11,497,448        2,985,322     $ 27,042,122
                                            ==============================================================

3. TRANSACTION WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
-------------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                           Investment manager
Franklin Templeton Investment Management Limited (FTIML)          Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
       0.750%               Up to and including $1 billion
       0.730%               Over $1 billion, up to and including $5 billion
       0.710%               Over $5 billion, up to and including $10 billion
       0.690%               Over $10 billion, up to and including $15 billion
       0.670%               Over $15 billion, up to and including $20 billion
       0.650%               In excess of $20 billion

Under a subadvisory agreement effective October 18, 2005, FTIML, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund. Prior to July 20, 2005, Franklin
Templeton Investments (Asia) Limited, an affiliate of TIC, provided subadvisory services to the Fund and received from TIC fees based on the average daily net assets of the Fund.


30 | Semiannual Report


Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTION WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
      0.150%              Up to and including $200 million
      0.135%              Over $200 million, up to and including $700 million
      0.100%              Over $700 million, up to and including $1.2 billion
      0.075%              In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Prior toNovember 1, 2005, Class A distribution costs exceeding the maximum for the current plan year could be reimbursed in subsequent periods.
Effective November 1, 2005, the Class A reimbursement distribution plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...............................................................    1.00%
Class C ...............................................................    1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received a ........................................   $260,920
Contingent deferred sales charges retained ..........................   $ 10,152

a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $691,379 of which $513,600 was retained by Investor Services.


                                                          Semiannual Report | 31


Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occuring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized currency losses of $122,661.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and foreign taxes paid on net realized gains.

At February 28, 2006, the cost of investments and net unrealized appreciation
(depreciation) for income tax purposes were as follows:

Cost of investments .............................    $919,651,509
                                                     ============

Unrealized appreciation .........................    $320,984,384
Unrealized depreciation .........................     (53,654,731)
                                                     ------------
Net unrealized appreciation (depreciation) ......    $267,329,653
                                                     ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2006, aggregated $261,581,218 and $221,138,191, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


32 | Semiannual Report


Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the period ended February 28, 2006 were as shown below.

--------------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF                               NUMBER OF
                              SHARES HELD                              SHARES HELD       VALUE
                             AT BEGINNING     GROSS         GROSS        AT END          AT END     INVESTMENT  REALIZED CAPITAL
NAME OF ISSUER                 OF PERIOD    ADDITIONS    REDUCTIONS     OF PERIOD       OF YEAR       INCOME      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Sharper Image Corp. ......      937,400            --          --         937,400     $11,061,320       $--           $--
West Marine Inc. .........      477,510     1,513,920          --       1,991,430      25,629,703       $--            --
                                                                                      ------------------------------------------
                               TOTAL AFFILIATED SECURITIES (3.08% of Net Assets)      $36,691,023       $--           $--
                                                                                      ==========================================

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                          Semiannual Report | 33

Templeton Global Smaller Companies Fund

9. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


34 | Semiannual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 35

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                               Not part of the semiannual report

    [LOGO](R)           One Franklin Parkway
FRANKLIN TEMPLETON      San Mateo, CA 94403-1906
   INVESTMENTS

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton .com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL SMALLER COMPANIES FUND

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

SUB-ADVISOR

Franklin Templeton Investment Management Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.

1-800/DIAL BEN(R) franklintempleton .com

SHAREHOLDER SERVICES

1-800/632 -2301

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing . Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager . Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing .

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

103 S2006 04/06







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.     N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  April 24, 2006